LVIP American Century Balanced Fund
LVIP American Century Capital Appreciation Fund
LVIP American Century Disciplined Core Value Fund
LVIP American Century Inflation Protection Fund
LVIP American Century International Fund
LVIP American Century Large Company Value Fund
LVIP American Century Mid Cap Value Fund
LVIP American Century Ultra® Fund
LVIP American Century Value Fund

Supplement Dated May 13, 2024

to the Summary and Statutory Prospectuses dated May 1, 2024

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP American Century Balanced Fund, LVIP American Century Capital Appreciation Fund, LVIP American Century Disciplined Core Value Fund, LVIP American Century Inflation Protection Fund, LVIP American Century International Fund, LVIP American Century Large Company Value Fund, LVIP American Century Mid Cap Value Fund, LVIP American Century Ultra® Fund, and LVIP American Century Value Fund (the “Funds”). You may obtain copies of each Funds’ Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary and Statutory Prospectuses for the Funds are effective May 13, 2024

For each Fund except LVIP American Century Capital Appreciation Fund:

I.	Fund Performance Footnote: The footnote below the Average Annual Total Return tables for the Funds is replaced in its entirety with the following:

The Standard Class of the Fund commenced operations on or about April 26, 2024.

II.	Financial Highlights: The introductory paragraph to each Fund’s Financial Highlights is replaced in its entirety with:

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Standard II class and Service class shares for the past five years. Because the Fund’s Standard Class did not commence operations prior to the fiscal year end, no financial highlights are available for it. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2023 has been audited by Deloitte & Touche LLP, (the “Predecessor Funds’ Auditor”), whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800-480-4111. The information for fiscal years ended prior to May 1, 2024 has been audited by the Predecessor Fund’s Auditor.

For LVIP American Century Capital Appreciation Fund:

I.	Financial Highlights: The introductory paragraph to the Fund’s Financial Highlights is replaced in its entirety with:

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Standard II class, Service class and Standard class shares for the past five years. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information for the fiscal year ended 2023 has been audited by Deloitte & Touche LLP, (the “Predecessor Funds’ Auditor”), whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800-480-4111. The information for fiscal years ended prior to May 1, 2024 has been audited by the Predecessor Fund’s Auditor.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS